UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2014

ORBCOMM Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of Principal Executive Offices) (Zip Code)

(703) 433-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 1, 2015, ORBCOMM, Inc. (the “Company”) completed its previously announced acquisition of SkyWave Mobile Communications Inc. (“SkyWave”), a leading global provider of satellite-based M2M solutions (the “Acquisition”), for a purchase price of $130 million, of which $7.5 million was in the form of a promissory note which was settled by the transfer of assets to Inmarsat Global Limited (“Inmarsat”) pursuant to an agreement with Inmarsat (the “Inmarsat Agreement”) entered into in connection with the Arrangement Agreement dated as of November 1, 2014 (the “Arrangement Agreement”) among the Company, Soar Acquisition Inc., a wholly owned subsidiary of ORBCOMM, SkyWave and Randy Taylor Professional Corporation.

The Company funded the payment of the cash portion of the Purchase Price through a combination of additional borrowings under its credit agreement entered into on September 30, 2014 (the “Credit Agreement”) with Macquarie CAF LLC described below under Item 2.03 and net proceeds from a public offering of 14,785,714 shares of its common stock, which was completed on November 13, 2014.

The foregoing description of the Arrangement Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Arrangement Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 6, 2014 (the “November 6, 2014 Form 8-K”).

On January 5, 2015, the Company issued a press release announcing the completion of the Acquisition, a copy of which is furnished as Exhibit 99.4 to this Report and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On December 30, 2014, the Company made borrowings in the principal amount of $70,000,000, under the additional acquisition term loan facility under the Credit Agreement with Macquarie CAF LLC to finance a potential acquisition, the proceeds of which were used to pay a portion of the purchase price for the Acquisition described under Item 2.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of SkyWave as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 and the unaudited interim condensed consolidated financial statements of SkyWave as of and for the nine months ended September 30, 2014 and 2013, filed as Exhibit 99.4 to the November 6, 2014 Form 8-K and Exhibit 99.2 to this Report, respectively, are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of ORBCOMM, filed as Exhibit 99.3 to this Report, is incorporated herein by reference:

(i)	Introductory note;

(ii)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2014;

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2013;

(iv)	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2014; and

(v)	Notes to Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits.

99.1	Audited consolidated financial statements of SkyWave as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (in accordance with IFRS, as issued by the IASB) filed as Exhibit 99.4 to the November 6, 2014 Form 8-K, are incorporated herein by reference.

99.2	Unaudited interim condensed consolidated financial statements of SkyWave as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 (in accordance with IFRS, as issued by the IASB).

99.3	Unaudited pro forma condensed combined financial information of ORBCOMM Inc. (in U.S. GAAP).

99.4	Press Release of the Company dated January 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM INC.

Date: January 6, 2015	By:	/s/ Robert Constantini
Name: Robert Constantini
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Audited consolidated financial statements of SkyWave as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (in accordance with IFRS, as issued by the IASB) filed as Exhibit 99.4 to the November 6, 2014 Form 8-K, are incorporated herein by reference.

99.2	Unaudited interim condensed consolidated financial statements of SkyWave as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 (in accordance with IFRS, as issued by the IASB).

99.3	Unaudited pro forma condensed combined financial information of ORBCOMM Inc. (in U.S. GAAP).

99.4	Press Release of the Company dated January 5, 2015.

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